Exhibit 99.1

FOR IMMEDIATE RELEASE

Qorvo® Announces Intent to Nominate Peter Feld of Starboard Value for Election to the Board at the 2025 Annual Meeting

Nomination Follows Constructive Engagement with Starboard Value

GREENSBORO, NC May 19, 2025 – Qorvo® (NASDAQ: QRVO), a leading global provider of connectivity and power solutions, today announced that its Board of Directors (the “Board”) has resolved to increase the size of the Board from nine to ten directors and to include Peter Feld as one of the Company’s director nominees in its proxy statement for the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”).

The Board has also resolved to recommend that stockholders vote in favor of all Company director nominees, including Mr. Feld, at the 2025 Annual Meeting.

Given the Company’s intention to nominate Mr. Feld, Starboard has agreed to rescind its nomination notice.

Bob Bruggeworth, President and CEO of Qorvo, said, “Peter shares our goal of driving value for Qorvo shareholders and will bring additional technology industry knowledge and complementary perspectives, adding to our very qualified and experienced Board.”

“We invested in Qorvo because of the tremendous potential we see in the Company’s strong product portfolio and leading industry position, which provide the foundation for Qorvo to drive continued improvement in growth, profitability, and value creation,” said Peter Feld, Managing Member of Starboard Value LP. “I am pleased to be nominated to the Board and look forward to working collaboratively with my fellow directors and the management team to help Qorvo capitalize on opportunities to drive long-term shareholder value.”

About Peter A. Feld

Peter A. Feld is a Managing Member, Portfolio Manager and Head of Research of Starboard Value LP since April 2011 and has significant expertise serving as a shareholder representative on numerous technology company boards that have created substantial value for shareholders. Mr. Feld has substantial experience in corporate finance, best-in-class corporate governance, and a deep understanding of capital markets. Prior to founding Starboard in 2011, Mr. Feld was a Managing Director and Head of Research at Ramius LLC for funds that comprised the Value and Opportunity investment platform. Prior to joining Ramius in February 2005, Mr. Feld was an analyst in the Technology Investment Banking group at Banc of America Securities LLC. Previously, he served as a member of the boards of directors of Gen Digital Inc., a global leader dedicated to powering Digital Freedom through its family of consumer brands, from September 2018 to May 2025; Green Dot Corporation, a financial technology company, from March 2022 to October 2023; GCP Applied Technologies, Inc., a technology company, from June 2020 until it was acquired by Compagnie de Saint-Gobain S.A. in September 2022; Magellan Health, Inc., a healthcare company, from March 2019 until it was acquired by Centene Corporation in January 2022; AECOM, a multinational infrastructure firm, from November 2019 to June 2020; Marvell Technology Group Ltd., a storage, networking and connectivity semiconductor solutions company, from May 2016 to June 2018; The Brink's Company, a global leader in security-related services, from January 2016 to November 2017; Insperity, Inc., an industry-leading HR services provider, from March 2015 to June 2017; Darden Restaurants, Inc., a full-service restaurant company, from October 2014 to September 2015; Tessera Technologies, Inc. (n/k/a Xperi Corporation), a leading product and technology licensing company, from June 2013 to April 2014; and Integrated Device Technology, Inc., a company that designed, developed, manufactured and marketed a range of semiconductor solutions for the

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advanced communications, computing and consumer industries, from June 2012 to February 2014. Mr. Feld received a B.A. degree in Economics from Tufts University.

About Qorvo

Qorvo (Nasdaq:QRVO) supplies innovative semiconductor solutions that make a better world possible. We combine product and technology leadership, systems-level expertise and global manufacturing scale to quickly solve our customers’ most complex technical challenges. Qorvo serves diverse high-growth segments of large global markets, including automotive, consumer, defense & aerospace, industrial & enterprise, infrastructure and mobile. Visit www.qorvo.com to learn how our diverse and innovative team is helping connect, protect and power our planet.

Qorvo is a registered trademark of Qorvo, Inc. in the U.S. and in other countries. All other trademarks are the property of their respective owners.

About Starboard Value LP

Starboard Value LP is an investment adviser with a focused and fundamental approach to investing in publicly traded companies. Starboard seeks to invest in deeply undervalued companies and actively engage with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions, and are not historical facts and typically are identified by terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "forecast," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations as of the date the statement is first made, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We caution you not to place undue reliance upon any such forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Our business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results on a quarterly and annual basis; our substantial dependence on developing new products and achieving design wins; our dependence on several large customers for a substantial portion of our revenue; a loss of revenue if defense and aerospace contracts are canceled or delayed; our dependence on third parties; risks related to sales through distributors; risks associated with the operation of our manufacturing facilities; business disruptions; poor manufacturing yields; increased inventory risks and costs, due to timing of customers' forecasts; our inability to effectively manage or maintain relationships with chipset suppliers; our ability to continue to innovate in a very competitive industry; underutilization of manufacturing facilities; unfavorable changes in interest rates, pricing of certain precious metals, utility rates and foreign currency exchange rates; our acquisitions, divestitures and other strategic investments failing to achieve financial or strategic objectives; our ability to attract, retain and motivate key employees; warranty claims, product recalls and product liability; changes in our effective tax rate; enactment of international or domestic tax legislation, or changes in regulatory guidance; changes in the favorable tax status of certain of our subsidiaries; risks associated with social, environmental, health and safety regulations, and climate change; risks from international sales and operations; economic regulation in China; changes in government trade policies, including imposition of tariffs and export restrictions; we may not be able to generate sufficient cash to service all of our debt; restrictions imposed by the agreements governing our debt; our reliance on our intellectual property portfolio; claims of infringement

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of third-party intellectual property rights; security breaches, failed system upgrades or regular maintenance and other similar disruptions to our IT systems; theft, loss or misuse of personal data by or about our employees, customers or third parties; provisions in our governing documents and Delaware law may discourage takeovers and business combinations that our stockholders might consider to be in their best interests; and volatility in the price of our common stock. These and other risks and uncertainties, which are described in more detail under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 30, 2024, and Qorvo’s subsequent reports and statements that we file with the SEC, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

At Qorvo®
Doug DeLieto
VP, Investor Relations
1.336.678.7968

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